UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) November 22, 2005

M&I Dealer Auto Securitization, LLC

M&I Auto Loan Trust 2005-1

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-107220 333-107220-02	39-2042850 20-3690897
(Commission File Numbers)	(Registrants’ I.R.S. Employer Identification Nos.)

770 N. Water Street Milwaukee, Wisconsin	53202
(Address of Principal Executive Offices)	(Zip Code)

(414) 765-7801

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The Registrant and Co-Registrant are filing the exhibit listed in Item 9.01(d) below in connection with the issuance of the of Class A-1 4.40578% Auto Loan Asset Backed Notes, Class A-2 4.75% Auto Loan Asset Backed Notes, Class A-3 4.83% Auto Loan Asset Backed Notes, Class A-4 4.86% Auto Loan Asset Backed Notes, and Class B 5.02% Auto Loan Asset Backed Notes (the “Notes”) by M&I Auto Loan Trust 2005-1 described in the Final Prospectus Supplement dated November 16, 2005.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Document Description
8.1	Opinion of Mayer, Brown, Rowe & Maw LLP with respect to tax matters

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant, M&I Dealer Auto Securitization, LLC and the Co-Registrant, M&I Auto Loan Trust 2005-1 by its Administrator, M&I Marshall & Ilsley Bank, have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 22, 2005	M&I DEALER AUTO SECURITIZATION, LLC

	By:	/s/ Donald H. Wilson
	Name:	Donald H. Wilson
	Title:	President

M&I AUTO LOAN TRUST 2005-1

	By:	M&I Dealer Auto Securitization, LLC, as
Depositor of M&I Auto Loan Trust 2005-1

	By:	/s/ Donald H. Wilson
	Name:	Donald H. Wilson
	Title:	President